Exhibit 99.2

CION Investment Corporation Second Quarter 2024 Earnings Presentation

Disclosures and Forward - Looking Statements 2 The information contained in this earnings presentation should be viewed in conjunction with the earnings conference call of CION Investment Corporation (NYSE : CION) (“CION” or the “Company”) held on Thursday, August 8 , 2024 as well as the Company’s Quarterly Report on Form 10 - Q for the quarter ended June 30 , 2024 that was filed with the Securities and Exchange Commission (the “SEC”) on August 8 , 2024 . The information contained herein may not be used, reproduced or distributed to others, in whole or in part, for any other purpose without the prior written consent of the Company . This earnings presentation may contain forward - looking statements that involve substantial risks and uncertainties, including the impact of inflation and high interest rates on the business, future operating results, access to capital and liquidity of the Company and its portfolio companies . You can identify these statements by the use of forward - looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “project,” “target,” “estimate,” “intend,” “continue,” or “believe” or the negatives thereof or other variations thereon or comparable terminology, including references to assumptions, forecasts of future results, shareholder diversification, institutional research coverage and availability and access to capital . You should read statements that contain these words carefully because they discuss the Company’s plans, strategies, prospects and expectations concerning its business, operating results, financial condition and other similar matters . These statements represent the Company’s belief regarding future events that, by their nature, are uncertain and outside of the Company’s control, such as the price at which the Company’s shares of common stock will trade on the NYSE . Any forward - looking statement made by the Company in this earnings presentation speaks only as of the date on which the Company makes it . Factors or events that could cause the Company’s actual results to differ, possibly materially from its expectations, include, but are not limited to, the risks, uncertainties and other factors the Company identifies in the sections entitled “Risk Factors” and “Forward - Looking Statements” in filings the Company makes with the SEC, and it is not possible for the Company to predict or identify all of them . The Company undertakes no obligation to update or revise publicly any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . This earnings presentation does not constitute a prospectus and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy the Company’s common stock or any other securities nor will there be any sale of common stock or any other securities referred to in this earnings presentation in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction . Nothing in these materials should be construed as a recommendation to invest in any securities that may be issued by the Company or as legal, accounting or tax advice . An investment in securities of the type described herein presents certain risks . The Company is managed by CION Investment Management, LLC, an affiliate of the Company . Nothing contained herein shall be relied upon as a promise or representation whether as to past or future performance . The information contained in this earnings presentation is summary information that is intended to be considered in the context of other public announcements that the Company may make, by press release or otherwise, from time to time . The Company undertakes no duty or obligation to publicly update or revise the information contained in this earnings presentation, except as required by law . These materials contain information about the Company, certain of its personnel and affiliates and its historical performance . You should not view information related to past performance of the Company as indicative of its future results, the achievement of which cannot be assured . Past performance does not guarantee future results, which may vary . The value of investments and the income derived from investments will fluctuate and can go down as well as up . A loss of principal may occur .

3 1. The discussion of the investment portfolio excludes short term investments. 2. The Company incurred certain customary costs and expenses in connection with the JPM fifth amendment and will pay an annual a dmi nistrative fee of 0.20% on JPM's total financing commitment. Second Quarter and Other Highlights – Ended June 30, 2024 • Net investment income and earnings per share for the quarter ended June 30 , 2024 were $ 0 . 43 per share and $ 0 . 42 per share, respectively ; • Net asset value per share was $ 16 . 08 as of June 30 , 2024 compared to $ 16 . 05 as of March 31 , 2024 , an increase of $ 0 . 03 per share, or 0 . 2% . The increase was primarily due to out - earning its distribution by $ 0 . 02 per share and repurchases of the Company's common stock below NAV during the quarter ended June 30 , 2024 , which was partially offset by realized and unrealized losses of $ 0 . 01 per share ; • As of June 30 , 2024 , the Company had $ 1 . 07 billion of total principal amount of debt outstanding, of which 61 % was comprised of senior secured bank debt and 39 % was comprised of unsecured debt . The Company’s net debt - to - equity ratio was 1 . 13 x as of June 30 , 2024 compared to 1 . 03 x as of March 31 , 2024 ; • As of June 30 , 2024 , the Company had total investments at fair value of $ 1 . 82 billion in 107 portfolio companies across 24 industries . The investment portfolio was comprised of 85 . 1 % senior secured loans, including 84 . 3 % in first lien investments ; 1 • During the quarter, the Company funded new investment commitments of $ 137 million, funded previously unfunded commitments of $ 10 million, and had sales and repayments totaling $ 77 million, resulting in a net increase to the Company's funded portfolio of $ 70 million ; • As of June 30 , 2024 , investments on non - accrual status amounted to 1 . 36 % and 2 . 69 % of the total investment portfolio at fair value and amortized cost, respectively, compared to 0 . 86 % and 2 . 88% , respectively, as of March 31 , 2024 ; • During the quarter, the Company repurchased 234 , 982 shares of its common stock under its 10 b 5 - 1 trading plan at an average price of $ 11 . 37 per share for a total repurchase amount of $ 2 . 7 million . Through June 30 , 2024 , the Company repurchased a total of 3 , 432 , 817 shares of its common stock under its 10 b 5 - 1 trading plan at an average price of $ 9 . 99 per share for a total repurchase amount of $ 34 . 3 million ; and • On July 15 , 2024 , the Company further amended its $ 675 million senior secured credit facility with JPMorgan Chase Bank, National Association (“JPM”) to (i) reduce the credit spread on the floating interest rate payable by the Company on advances from the three - month SOFR plus a credit spread of 3 . 20 % per year to three - month SOFR plus a credit spread of 2 . 55 % per year, and (ii) extend the reinvestment period from July 15 , 2024 to June 15 , 2026 and the maturity date from May 15 , 2025 to June 15 , 2027 . 2 DISTRIBUTIONS • For the quarter ended June 30 , 2024 , the Company paid a quarterly base distribution totaling $ 19 . 3 million, or $ 0 . 36 per share, and declared a mid - year supplemental distribution totaling $ 2 . 7 million, or $ 0 . 05 per share, paid on July 12 , 2024 to shareholders of record as of June 28 , 2024 ; and • On August 5 , 2024 , the Company’s co - chief executive officers declared a third quarter 2024 base distribution of $ 0 . 36 per share, payable on September 17 , 2024 to shareholders of record as of September 3 , 2024 .

4 Selected Financial Highlights 1. The discussion of the investment portfolio excludes short term investments. 2. Total debt outstanding excludes netting of debt issuance costs. Please refer to page 10 for debt net of issuance costs. 3. Includes supplemental distributions of $ 0 . 05 per share during each quarter ended September 30 , 2023 , December 31 , 2023 and June 30 , 2024 and a special distribution of $ 0 . 15 per share during the quarter ended December 31 , 2023 . ($ in millions) Q2 2024 Q1 2024 Q4 2023 Q3 2023 Q2 2023 Investment portfolio, at fair value (1) $1,823 $1,741 $1,841 $1,728 $1,688 Total debt outstanding (2) $1,070 $1,070 $1,092 $1,008 $986 Net assets $861 $863 $880 $861 $836 Debt - to - equity 1.24x 1.24x 1.24x 1.17x 1.18x Net debt - to - equity 1.13x 1.03x 1.10x 1.03x 1.04x Total investment income $61.4 $73.6 $60.0 $67.5 $58.5 Net investment income $23.0 $32.6 $21.8 $30.0 $23.4 Net realized and unrealized (losses) gains $(0.6) $(26.1) $29.2 $17.5 $4.5 Net increase in net assets resulting from operations $22.4 $6.4 $51.0 $47.5 $27.9 Per Share Data Net asset value per share $16.08 $16.05 $16.23 $15.80 $15.31 Net investment income per share $0.43 $0.60 $0.40 $0.55 $0.43 Net realized and unrealized (losses) gains per share $(0.01) $(0.48) $0.54 $0.32 $0.08 Earnings per share $0.42 $0.12 $0.94 $0.87 $0.51 Distributions declared per share (3) $0.41 $0.34 $0.54 $0.39 $0.34

Investment Activity • New investment commitments for the quarter were $148 million, of which $137 million were funded and $11 million were unfunded . • New investment commitments were made across 3 new and 16 existing portfolio companies. • Fundings of previously unfunded commitments for the quarter were $10 million. • Sales and repayments totaled $77 million for the quarter, which included the full exit of investments in 1 portfolio company via sale. Note - The discussion of the investment portfolio excludes short term investments. Unfunded commitments are generally subject to borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. These amounts may remain outstanding until the commitment period of an applicable loan expires, whi ch may be shorter than the loan’s maturity date. 5 ($ in millions) Q2 2024 Q1 2024 Q4 2023 Q3 2023 Q2 2023 New investment commitments $148 $125 $152 $97 $62 Funded $137 $107 $147 $93 $62 Unfunded $11 $18 $5 $4 $0 Fundings of previously unfunded commitments $10 $4 $7 $10 $8 Repayments $(77) $(190) $(83) $(94) $(53) Sales $0 $(17) $0 $(2) $(2) Net funded investment activity $70 $(96) $71 $7 $15 Total Portfolio Companies 107 109 111 109 112

6 Portfolio Asset Composition * Less than 1%. The discussion of the investment portfolio is at fair value and excludes short term investments. 100% 100% 88% 7% 5% 93% 7% 84% 15% 1% 0%* 0%* 0%* 0%* 0%* 1% 1% 1% 85% 1% 13% 86% 11% 2% 87% 2% 10% 14% 2% 0%* 93% 7% 84% 0%*

7 INTERNAL INVESTMENT RISK RATINGS (1) (% of Total Portfolio, Fair Value) Q2 2024 NON - ACCRUAL % (1) Higher Credit Quality Lower Credit Quality Credit Quality of Investments 1. The discussion of the investment portfolio excludes short term investments. * - Less than 1%. Rating Q2 2024 Q1 2024 Q4 2023 Q3 2023 Q2 2023 1 1.3% 0.0%* 5.3% 0.0%* 1.9% 2 88.3% 88.5% 87.2% 90.7% 86.6% 3 9.0% 10.4% 6.5% 8.2% 10.7% 4 1.1% 0.7% 0.6% 0.6% 0.5% 5 0.3% 0.4% 0.4% 0.5% 0.3% Total 100.0% 100.0% 100.0% 100.0% 100.0%

PORTFOLIO BY SECURITY TYPE (4) PORTFOLIO BY INTEREST RATE TYPE (4) Portfolio Summary 8 (1) See endnote 5 in our press release filed with the SEC on August 8 , 2024 . (2) See endnote 6 in our press release filed with the SEC on August 8 , 2024 . (3) See endnote 7 in our press release filed with the SEC on August 8 , 2024 . (4) The discussion of the investment portfolio excludes short term investments . Portfolio Characteristics (as of June 30, 2024) (4) Investment Portfolio Total investments and unfunded commitments $1,900.5 million Unfunded commitments $77.5 million Investments at fair value $1,823.0 million Yield on debt and other income producing investments at amortized cost (1) 12.86 % Yield on performing loans at amortized cost (1) 13.26 % Yield on total investments at amortized cost 11.48 % Portfolio Companies Number of portfolio companies 107 Weighted average leverage (net debt/EBITDA) (2) 4.74x Weighted average interest coverage (2) 2.01x Median EBITDA (3) $32.8 million Industry Diversification (4) Industry % of Investment Portfolio Services: Business 15.8 % Healthcare & Pharmaceuticals 12.5 % Retail 7.8 % Media: Diversified & Production 7.3 % Services: Consumer 5.9 % Other (≤ 5.9% each) 50.7% 85.1% Senior Secured Debt Investments

Quarterly Operating Results

All figures in thousands, except share and per share data	Q2 2024	Q1 2024	Q4 2023	Q3 2023	Q2 2023
Investment income					
Interest income[(1)]	$ 53,863	$ 69,654	$ 56,403	$ 63,913	$ 56,813
Dividend income	5,152	27	128	95	52
Fee income	2,342	3,873	3,468	3,532	1,631
Total investment income	**$ 61,357**	**$ 73,554**	**$ 59,999**	**$ 67,540**	**$ 58,496**
Expenses					
Management fees	$ 6,841	$ 6,864	$ 6,893	$ 6,741	$ 6,546
Interest and other debt expenses	23,773	24,302	24,023	21,757	20,467
Incentive fees	4,871	6,914	4,615	6,362	4,965
Other operating expenses	2,905	2,876	2,650	2,927	2,984
Total expenses before taxes	**$ 38,390**	**$ 40,956**	**$ 38,181**	**$ 37,787**	**$ 34,962**
Income tax expense (benefit), including excise tax	4	5	60	(237)	118
Net investment income after taxes	**$ 22,963**	**$ 32,593**	**$ 21,758**	**$ 29,990**	**$ 23,416**
Net realized loss and unrealized appreciation (depreciation) on investments					
Net realized loss	$ (20,277)	$ (9,736)	$ (351)	$ (8,123)	$ (18,928)
Net change in unrealized appreciation (depreciation)	19,692	(16,412)	29,585	25,606	23,406
Net realized and unrealized (losses) gains	**$ (585)**	**$ (26,148)**	**$ 29,234**	**$ 17,483**	**$ 4,478**
Net increase in net assets resulting from operations	**$ 22,378**	**$ 6,445**	**$ 50,992**	**$ 47,473**	**$ 27,894**
Per share data					
Net investment income	$ 0.43	$ 0.60	$ 0.40	$ 0.55	$ 0.43
Net realized loss and unrealized (depreciation) appreciation on investments	$ (0.01)	$ (0.48)	$ 0.54	$ 0.32	$ 0.08
Earnings per share	$ 0.42	$ 0.12	$ 0.94	$ 0.87	$ 0.51
Distributions declared per share[(2)]	$ 0.41	$ 0.34	$ 0.54	$ 0.39	$ 0.34
Weighted average shares outstanding	53,595,624	53,960,698	54,292,065	54,561,367	54,788,740
Shares outstanding, end of period	53,525,623	53,760,605	54,184,636	54,464,804	54,632,827

1. Includes certain prepayment fees, exit fees, accelerated OID and paid-in-kind interest income.
2. Includes supplemental distributions of $0.05 per share during each quarter ended September 30, 2023, December 31, 2023 and June 30, 2024 and a special distribution of $0.15 per share during the quarter ended December 31, 2023.

CION INVESTMENTS

9

Quarterly Balance Sheet 10 All figures in thousands, except per share data and asset coverage ratio Q2 2024 Q1 2024 Q4 2023 Q3 2023 Q2 2023 Assets Investments, at fair value $ 1,906,125 $ 1,870,837 $ 1,954,270 $ 1,844,877 $ 1,788,462 Cash 9,798 48,482 8,415 6,805 11,515 Interest receivable on investments 40,841 36,366 36,724 40,378 33,200 Receivable due on investments sold 2,631 11,452 967 2,646 997 Dividend receivable on investments 129 — — 82 — Prepaid expenses and other assets 942 1,137 1,348 1,552 608 Total Assets $ 1,960,466 $ 1,968,274 $ 2,001,724 $ 1,896,340 $ 1,834,782 Liabilities & Net Assets Financing arrangements (net of debt issuance costs) (1) $ 1,061,710 $ 1,060,455 $ 1,081,701 $ 1,000,211 $ 976,737 Payable for investments purchased 11,789 21,041 4,692 9,663 — Accounts payable and accrued expenses 1,031 743 1,036 1,510 1,344 Interest payable 9,614 8,556 10,231 7,238 8,183 Accrued management fees 6,841 6,864 6,893 6,741 6,546 Accrued subordinated incentive fee on income 4,871 6,914 4,615 6,362 4,967 Accrued administrative services expense 1,128 642 2,156 1,064 574 Share repurchase payable — — — 67 67 Shareholder distribution payable 2,676 — 10,837 2,724 — Total Liabilities $ 1,099,660 $ 1,105,215 $ 1,122,161 $ 1,035,580 $ 998,418 Total Net Assets $ 860,806 $ 863,059 $ 879,563 $ 860,760 $ 836,364 Total Liabilities and Net Assets $ 1,960,466 $ 1,968,274 $ 2,001,724 $ 1,896,340 $ 1,834,782 Net Asset Value per share $ 16.08 $ 16.05 $ 16.23 $ 15.80 $ 15.31 Asset coverage ratio (2) 1.80 1.81 1.81 1.85 1.85 1. The Company had debt issuance costs of $ 8 , 134 as of June 30 , 2024 , $ 9 , 388 as of March 31 , 2024 , $ 10 , 643 as of December 31 , 2023 , $ 8 , 001 as of September 30 , 2023 and $ 8 , 976 as of June 30 , 2023 . 2. Asset coverage ratio is equal to (i) the sum of (a) net assets at the end of the period and (b) total senior securities outstanding at the end of the period (excluding unfunded commitments), divided by (ii) total senior securities outstanding at the end of the period .

11 Q2 2024 Net Asset Value Bridge Per Share Data

12 YTD 2024 Net Asset Value Bridge Per Share Data

13 Total Commitment Amount Principal Amount Outstanding Interest Rate Maturity Date JPM Credit Facility $675 $550 S + 3.20% (2)(3) 5/15/2025 (3) UBS Facility 150 100 S + 3.20% 11/19/2024 Unsecured Notes, 2026 (1) 125 125 4.50% 2/11/2026 Series A Unsecured Notes, 2026 (1) 115 115 S + 3.82% 8/31/2026 Unsecured Notes, 2027 (1) 100 100 S + 4.75% 11/8/2027 2022 Unsecured Term Loan (1) 50 50 S + 3.50% 4/27/2027 2021 Unsecured Term Loan (1) 30 30 5.20% 9/30/2024 Total Debt $1,245 $1,070 8.4% Debt Summary DEBT MATURITIES (4) ($ in millions) DEBT SCHEDULE ($ in millions) $175 million in available capacity within existing senior secured facilities 1. Investment grade credit rating. 2. As of June 30, 2024, bore interest at a rate of SOFR + 3.05% and a LIBOR to SOFR credit spread adjustment of 0.15%. 3. The JPM Credit Facility was amended on July 15, 2024 to reduce the interest rate to S+2.55% and extend the maturity to June 15, 2027. Also, see footnote 2 on page 3 for fees and expenses related to this amendment. (4) Chart reflects the JPM Credit Facility amendment discussed in footnote (3).

14 Distribution Per Share and Distribution Coverage 1 1. Includes special and/or supplemental distributions of $0.27, $0.05, $0.20 and $0.05 per share during Q4 2022, Q3 2023, Q4 202 3 a nd Q2 2024, respectively. Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Net Investment Income (per share) $0.45 $0.43 $0.54 $0.43 $0.55 $0.40 $0.60 $0.43 Distribution (per share) $0.31 $0.58(1) $0.34 $0.34 $0.39(1) $0.54(1) $0.34 $0.41(1) Distribution coverage 1.45x 0.74x 1.59x 1.26x 1.41x 0.74x 1.76x 1.05x